UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2005

EVCI CAREER COLLEGES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	001-14827 (Commission File Number)	06-1488212 (IRS Employer Identification No.)

1 Van Der Donck Street, 2nd Floor, Yonkers, New York 10701
(Address of principal executive offices)

Registrant’s telephone number, including area code (914) 623-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Agreement

Sublease for Flushing Annex.

Interboro Institute, Inc. entered into a Sublease for premises at 37-02 Main Street, Flushing, New York that is dated March 28, 2005 but was not consented to by the landlord until April 22, 2005.

The terms of the Sublease are summarized below:

•	Expires August 31, 2024

•	Approximately 15,700 square feet

•	Rent is $510,900 per year for the first three years and increases in increments to $665,902 for the last two years

•	Sublessor must use its best efforts to complete the build out of the premises by August 31, 2005

•	Build out costs are paid by sublessor and included in the rent over the sublease term

The space covered by the sublease is for a new annex to Interboro’s Flushing extension center. As a result, this extension center, including the new annex, will have approximately 29,700 square feet after deducting the approximately 4,500 square feet of space that Interboro is using for an annex under a license expiring in May 2005.

Increase in Director Compensation.

On March 7, 2005, our Board of Directors approved the payment, commencing April 1, 2005, of a monthly retainer of $1,250 to each of our independent directors and, subject to stockholder approval, an increase, from 7,500 to 10,000 in the shares of common stock underlying automatic option grants to independent directors. The $3,000 fee, plus expenses, paid to each of the independent directors for attending each board and committee meeting, since January 1, 2004, remains unchanged.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.		Description of Exhibit

10.1 (a)	--
Sublease for Premises at 37-02 Main Street, Flushing, NY 11354, dated March 28, 2005, between Genking, LLC and Interboro Institute, Inc. with Exhibit A and letter agreement, dated April 15, 2005, amending such sublease.

10.1 (b)	--	Consent to Sublease, dated April 22, 2005, among Mehran Enterprises Ltd., Futurama Home Furniture of Queens, Inc., Genking, LLC and Interboro Institute, Inc.

10.1 (c)	--	Sublease, dated March 30, 2004, between Futurama Home Furniture of Queens, Inc. and Genking, LLC.

10.1 (d)	--	Agreement of Lease, dated March 6, 2001, between Mehran Enterprise Ltd. and Futurama Home Furniture of Queens, Inc.

10.2	--	Resolution adopted by the Board of Directors of registrant on March 7, 2005 relating to the compensation of registrant’s independent directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

EVCI CAREER COLLEGES HOLDING CORP.

Date: April 27, 2005	By:	/s/ Dr. John J. McGrath
Name: Dr. John J. McGrath
Chief Executive Officer and President

EXHIBIT INDEX
Exhibit No.		Description of Exhibit

10.1 (a)	--
Sublease for Premises at 37-02 Main Street, Flushing, NY 11354, dated March 28, 2005, between Genking, LLC and Interboro Institute, Inc. with Exhibit A and letter agreement, dated April 15, 2005, amending such sublease.

10.1 (b)	--	Consent to Sublease, dated April 22, 2005, among Mehran Enterprises Ltd., Futurama Home Furniture of Queens, Inc., Genking, LLC and Interboro Institute, Inc.

10.1 (c)	--	Sublease, dated March 30, 2004, between Futurama Home Furniture of Queens, Inc. and Genking, LLC.

10.1 (d)	--	Agreement of Lease, dated March 6, 2001, between Mehran Enterprise Ltd. and Futurama Home Furniture of Queens, Inc.

10.2	--	Resolution adopted by the Board of Directors of registrant on March 7, 2005 relating to the compensation of registrant’s independent directors.